UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2018

Brighthouse Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37905	81-3846992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11225 North Community House Road Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

(980) 365-7100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, on June 4, 2018, Brighthouse Financial, Inc. (the “Company”) issued a news release announcing that Conor Murphy has been appointed as the Company’s Executive Vice President and Chief Operating Officer effective as of June 5, 2018. Mr. Murphy succeeded Peter M. Carlson who stepped down from the position of Executive Vice President and Chief Operating Officer effective as of June 4, 2018, and will officially retire from the Company on December 31, 2018. During the interim period, Mr. Carlson will act as a special advisor to Eric T. Steigerwalt, the Company’s President and Chief Executive Officer.

In connection with Mr. Carlson agreeing to remain as a special advisor to Mr. Steigerwalt until December 31, 2018, on June 8, 2018 Mr. Carlson and Brighthouse Services, LLC, the Company’s indirect wholly-owned subsidiary, entered into a Letter Agreement (the “Letter Agreement”) which provides that Mr. Carlson will (i) continue to receive his current annual base salary of $600,000 through December 31, 2018, less deductions such as applicable tax withholding; (ii) receive a lump sum cash payment in an amount of $900,000 on or before March 15, 2019, in lieu of his participation in the Brighthouse Services, LLC Amended and Restated Annual Variable Incentive Plan; (iii) in accordance with the terms of the Brighthouse Services, LLC Temporary Incentive Deferred Compensation Plan (the “Temporary Plan”), become vested in all of his benefits under the Temporary Plan, which will be paid out in accordance with the payment schedules set forth in such plan; and (iv) receive a lump sum cash payment in an amount of $1,300,000 following December 31, 2018. The foregoing description of the Letter Agreement is qualified in its entirety by reference to the complete terms and conditions of such agreement, filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1#	Letter Agreement, entered into June 8, 2018, by and between Peter Carlson and Brighthouse Services, LLC.

#	Denotes management contract or compensation plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTHOUSE FINANCIAL, INC.

By:	/s/ D. Burt Arrington
Name:	D. Burt Arrington
Title:	Corporate Secretary

Date: June 8, 2018

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